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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   August 16, 2001
                                                 -------------------------------

                                IASIAWORKS, INC.
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             (Exact name of registrant as specified in its charter)

               Delaware                  000-31201            94-3228782
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     (State or other jurisdiction       (Commission         (IRS Employer
           of incorporation)            File Number)     Identification No.)

     2000 Alameda de las Pulgas, Suite 126, San Mateo, California       94403
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                 (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code   (650) 524-1790
                                                   -----------------------------

            555 Airport Boulevard, Suite 300, Burlingame, California
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          (Former name or former address, if changed since last report)

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Item 5. Other Events.

     Robert Lee has resigned as a member of the registrant's Board of Directors in order to pursue other business interests.

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     IASIAWORKS, INC.
                                     ----------------
                                     (Registrant)


Date: September 7, 2001              By  /s/ Jonathan F. Beizer
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                                     Name:  Jonathan F. Beizer
                                     Title: Chief Executive Officer and Director